UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2018

Oak Valley Bancorp
(Exact name of Registrant as Specified in its Charter)

California	001-34142	26-2326676
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 N. Third Ave. Oakdale, CA 95361
(Address of Principal Executive Offices including Zip Code)

(209) 848-2265
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Audit Committee (“Audit Committee”) of the Board of Directors of Oak Valley Bancorp (“OVB”) conducted a competitive process to determine OVB’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Audit Committee reviewed several independent registered public accounting firms to participate in this process, and considered retaining Moss Adams LLP (“Moss Adams”) which audited OVB since 2008 and its subsidiary Oak Valley Community Bank since 1993.

(a) Dismissal of independent registered public accounting firm

On March 20, 2018, the Audit Committee made the decision to change OVB’s independent registered public accounting firm and OVB dismissed Moss Adams as its independent registered public accounting firm. The audit reports of Moss Adams on OVB’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2017 and 2016 and through March 20, 2018, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between OVB and Moss Adams on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Moss Adams’ satisfaction, would have caused Moss Adams to make reference thereto in their reports, and, (ii) no “reportable events” within the meaning of Item 304(a) (1)(v) of Regulation S-K, except as set forth in the following sentence.

OVB has requested that Moss Adams furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Moss Adams’ letter, dated March 26, 2018, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

On March 20, 2018, the Audit Committee made the decision to engage RSM US LLP (“RSM”) as OVB’s independent registered public accounting firm for the fiscal year ending December 31, 2018, subject to completion of RSM’s standard client acceptance procedures.

During the fiscal years ended December 31, 2017 and 2016, and through March 20, 2018, neither OVB nor anyone on its behalf has consulted with RSM regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on OVB’s financial statements, and neither a written report nor oral advice was provided to OVB that RSM concluded was an important factor considered by OVB in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

Exhibit 16.1	Moss Adams LLP Letter to the U.S. Securities and Exchange Commission dated March 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK VALLEY BANCORP

Date: March 26, 2018	By:	/s/ Jeffrey A. Gall
Jeffrey A. Gall Senior Vice President and Chief Financial Officer

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